UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA			Exhibit 99.1
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 11/30/2007 to 12/31/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from November 30, 2007 to December 31, 2007

Opening Cash Balance -11/30/07	$ 1,566

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	3
Total Inflows	3
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	3	3
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)
T&E Reimbursements	11	11
State Tax Payments
Distribution to Equity
Total Outflows	14	14

Net Cash Flows	(11)

Closing Cash Balance	$ 1,555

Amount of Cash Balance in Reserve for Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2007 to December 31, 2007
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 11/30/07 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 13,476	(per 12/31/07 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$ -

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2007 to December 31, 2007
Amounts in $000's

See attached System Generated A/P reports as of 11/30/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$ 59	(per 11/30/07 G/L)
PLUS: New Indebtedness Incurred	63
LESS: Amounts Paid on A/P& taxes	(66)

End of Month Balance	$ 56	(per 12/31/07 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of December 31, 2007

	Type	Date	Amount	Balance
Archivesone				0.00
	Bill	12/12/2007	494.34	494.34
	Bill Pmt -Check	12/12/2007	-494.34	0.00
Total Archivesone			0.00	0.00

AT&T				0.00
	Bill	12/12/2007	21.52	21.52
	Bill	12/12/2007	137.50	159.02
	Bill Pmt -Check	12/12/2007	-159.02	0.00
Total AT&T			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	12/12/2007	82.50	82.50
	Bill Pmt -Check	12/12/2007	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

Mesirow Financial Services, Inc				0.00
	Bill	12/30/2007	60,000.00	60,000.00
	Bill Pmt -Check	12/30/2007	-60,000.00	0.00
Total Mesirow Financial Services, Inc			0.00	0.00

Ms. Patricia Foster				0.00
	Bill	12/30/2007	215.00	215.00
	Bill Pmt -Check	12/30/2007	-215.00	0.00
Total Ms. Patricia Foster			0.00	0.00

Parker, Hudson, Rainer & Dobbs				0.00
	Bill	12/12/2007	2,386.30	2,386.30
	Bill Pmt -Check	12/12/2007	-2,386.30	0.00
Total Parker, Hudson, Rainer & Dobbs			0.00	0.00

TOTAL			0.00	0.00

Exhibit 2B

The New Power Company
Unpaid Vendor Detail
As of December 31, 2007

Name	Balance

Franchise Tax Liability	55,465.00
Payroll Tax Liablility	56.00
55,521.00

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from November 30, 2007 to December 31, 2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 11/30/07 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 12/31/07 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2007-12/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 458,968.49
Total Deposits	$ 1,491.57
Total Payments	$ 11,587.21
Closing Balance	$ 448,872.85
Service Charges

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2007-12/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,125,811.79
Total Deposits	$ 1,314.46	Interest Income
Total Payments	$ 2,654.08	Payroll Taxes
Closing Balance	$ 1,124,472.17
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	12/01/2007-12/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$11,597.21
Total Payments	$11,597.21
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201147
Last Check issued this Period	201156
Total # of checks issued this Period	10

Exhibit 5

The New Power Company
Check Detail
December  2007

Num	Date	Name	Paid Amount

wire	12/12/2007	United StatesTreasury	2,654.08
201147	12/14/2007	M. Patricia Foster	3,704.73
201148	12/12/2007	CT Commissioner of Revenue Services	504.16
201149	12/12/2007	Archivesone	494.34
201150	12/12/2007	Kaster Moving Co. Inc.	82.50
201151	12/12/2007	AT&T	159.02
201152	12/12/2007	Parker, Hudson, Rainer & Dobbs	2,386.30
201153	12/30/2007	M. Patricia Foster	3,704.73
201154	12/30/2007	CT Commissioner of Revenue Services	504.16
201155	12/30/2007	Ms. Patricia Foster	215.00
201156	12/30/2007	Mesirow Financial Services, Inc	60,000.00

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2007 to December 31, 2007
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.2
Connecticut State Tax

Taxes Owed and Due

Payroll Tax Liability		-

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from November 30, 2007 to December 31, 2007
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 10/01/07 - 10/31/07
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	12/15/2007	Salary for pay period 12/01 -12/15
		$ 5,208.33	12/31/2007	Salary for pay period 12/16 -12/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2007 to December 31, 2007

none